UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

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ATLANTIC COAST FEDERAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
ANNUAL MEETING OF STOCKHOLDERS
REVOCATION OF PROXIES
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
PROPOSAL I — ELECTION OF DIRECTORS
PROPOSAL II – RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED AT AN ANNUAL MEETING
STOCKHOLDER PROPOSALS
OTHER MATTERS
MISCELLANEOUS
HOUSEHOLDING OF PROXY STATEMENTS AND ANNUAL REPORTS

April 6, 2006
Dear Stockholder:
We cordially invite you to attend the 2006 Annual Meeting of Stockholders of Atlantic Coast Federal Corporation, the parent company of Atlantic Coast Federal. The annual meeting will be held at the Holiday Inn, 1725 Memorial Drive, Waycross, Georgia, at 10:00 a.m., local time, on May 12, 2006.
The enclosed notice of annual meeting of stockholders and proxy statement describes the formal business to be transacted at the annual meeting. During the annual meeting we will also report on the operations of Atlantic Coast Federal Corporation. Directors and officers of Atlantic Coast Federal Corporation will be present to respond to any questions that stockholders may have.
The business to be conducted at the annual meeting includes the election of three directors and the ratification of the appointment of Crowe Chizek and Company LLC as the independent registered public accounting firm for Atlantic Coast Federal Corporation for the fiscal year ending December 31, 2006.
The board of directors of Atlantic Coast Federal Corporation has determined that the matters to be considered at the annual meeting are in the best interests of Atlantic Coast Federal Corporation and its stockholders. For the reasons set forth in the proxy statement, the board of directors unanimously recommends a vote “FOR” each matter to be considered.
Also enclosed for your review is our 2005 Annual Report to Stockholders, which contains detailed information concerning the activities and operating performance of Atlantic Coast Federal Corporation. On behalf of the board of directors, we urge you to vote your shares of common stock as soon as possible even if you currently plan to attend the annual meeting. You can vote your shares of common stock prior to the annual meeting by mailing the enclosed proxy card in accordance with the instructions on the proxy card. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the annual meeting.

Sincerely,

Robert J. Larison, Jr.
President and Chief Executive Officer

ATLANTIC COAST FEDERAL CORPORATION
505 Haines Avenue
Waycross, Georgia 31501
(912) 284-2211
NOTICE OF
ANNUAL MEETING OF STOCKHOLDERS
To be held on May 12, 2006
     Notice is hereby given that the 2006 Annual Meeting of Stockholders of Atlantic Coast Federal Corporation will be held at the Holiday Inn, 1725 Memorial Drive, Waycross, Georgia, on May 12, 2006, 10:00 a.m., local time.
     A proxy card and a proxy statement for the annual meeting are enclosed.
     The annual meeting is being held for the purpose of considering and acting upon:
1.	The election of three directors of Atlantic Coast Federal Corporation;

2.	The ratification of the appointment of Crowe Chizek and Company LLC as the independent registered public accounting firm for Atlantic Coast Federal Corporation for the fiscal year ending December 31, 2006; and
such other matters as may properly come before the annual meeting, or any adjournments thereof. The board of directors of Atlantic Coast Federal Corporation is not aware of any other business to come before the annual meeting.
     Any action may be taken on the foregoing proposals at the annual meeting on the date specified above, or on any date or dates to which the annual meeting may be adjourned. Stockholders of record at the close of business on March 24, 2006, are the stockholders entitled to vote at the annual meeting, and any adjournments thereof.
     EVEN IF YOU DO NOT PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE YOUR SHARES OF COMMON STOCK WITHOUT DELAY. YOU CAN VOTE YOUR SHARES OF COMMON STOCK PRIOR TO THE ANNUAL MEETING BY MAILING THE ENCLOSED PROXY CARD IN ACCORDANCE WITH THE INSTRUCTIONS ON THE PROXY CARD. YOU MAY REVOKE A PROXY AT ANY TIME BEFORE WE VOTE AT THE ANNUAL MEETING. YOU MAY DO SO BY EXECUTING AND RETURNING A PROXY CARD DATED LATER THAN A PREVIOUSLY SUBMITTED PROXY OR BY SUBMITTING A WRITTEN REVOCATION TO THE SECRETARY OF ATLANTIC COAST FEDERAL CORPORATION BEFORE THE VOTE IS TAKEN AT THE ANNUAL MEETING. IF YOU HOLD SHARES OF COMMON STOCK THROUGH A BROKER, YOU SHOULD FOLLOW THE INSTRUCTIONS OF YOUR BROKER REGARDING VOTING AND REVOCATION OF PROXIES. IF YOU ATTEND THE ANNUAL MEETING YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOUR SHARES ARE NOT REGISTERED IN YOUR NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE ANNUAL MEETING.

By Order of the Board of Directors

Pamela T. Saxon
Secretary
Waycross, Georgia
April 6, 2006
A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

Proxy Statement
ATLANTIC COAST FEDERAL CORPORATION
505 Haines Avenue
Waycross, Georgia 31501
(912) 284-2211
ANNUAL MEETING OF STOCKHOLDERS
May 12, 2006
     This proxy statement is being furnished in connection with the solicitation of proxies on behalf of the board of directors of Atlantic Coast Federal Corporation to be used at the 2006 Annual Meeting of Stockholders of Atlantic Coast Federal Corporation, which will be held at the Holiday Inn, 1725 Memorial Drive, Waycross, Georgia, on May 12, 2006, at 10:00 a.m., local time, and all adjournments of the annual meeting. The accompanying notice of annual meeting of stockholders and this proxy statement are first being mailed to stockholders on or about April 6, 2006.
REVOCATION OF PROXIES
     Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the annual meeting and all adjournments thereof. Proxies solicited on behalf of the board of directors of Atlantic Coast Federal Corporation will be voted in accordance with the directions given thereon. You can vote your shares of Atlantic Coast Federal Corporation common stock prior to the annual meeting by signing and returning the enclosed proxy card to Atlantic Coast Federal Corporation, in accordance with instructions set forth on the proxy card. Proxies received by Atlantic Coast Federal Corporation, which are signed, but contain no instructions for voting, will be voted “FOR” the proposals set forth in this proxy statement.
     Proxies may be revoked by sending written notice of revocation to the Secretary of Atlantic Coast Federal Corporation, Pamela T. Saxon, at the address of Atlantic Coast Federal Corporation shown above, by delivering a duly executed proxy bearing a later date, or by attending the annual meeting and voting in person. The presence at the annual meeting of any stockholder who had given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the annual meeting or delivers a written revocation to the Secretary of Atlantic Coast Federal Corporation prior to the voting of such proxy.
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
     Holders of record of Atlantic Coast Federal Corporation’s common stock, par value $0.01 per share, as of the close of business on March 24, 2006 are entitled to one vote for each share then held. As of March 24, 2006, there were 14,141,350 shares of common stock issued and outstanding. The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the annual meeting. Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present.
     As to the election of directors, the proxy card being provided by the board of directors enables a stockholder to vote FOR the election of the nominees proposed by the governance/nominating committee of the board of directors, or to WITHHOLD authority to vote for one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which the authority to vote for the nominees being proposed is withheld.
     As to the ratification of the appointment of Crowe Chizek and Company LLC as Atlantic Coast Federal Corporation’s independent registered public accounting firm, by checking the appropriate box, a stockholder may: (i) vote FOR the ratification; (ii) vote AGAINST the ratification; or (iii) ABSTAIN from voting on such ratification. The affirmative vote of holders of a majority of the votes cast at the annual meeting in person or by proxy is required for the ratification of the appointment of Crowe Chizek and Company LLC as the independent registered public accounting firm for the fiscal year ending December 31, 2006. The ratification of this matter shall be determined by a majority of the votes cast at the annual meeting, without regard to broker non-votes or proxies marked “ABSTAIN.”
     Management of Atlantic Coast Federal Corporation anticipates that Atlantic Coast Federal, MHC, the majority stockholder of Atlantic Coast Federal Corporation, will vote all of its shares of common stock in favor of all the matters set forth above. If Atlantic Coast Federal, MHC votes all of its shares in favor of each proposal, the approval of the election of the director nominees and the ratification of the appointment of Crowe Chizek and Company LLC as Atlantic Coast Federal Corporation’s independent registered public accounting firm would be assured. As of March 24, 2006, Atlantic Coast Federal, MHC held 8,728,500 shares of common stock and persons other than Atlantic Coast Federal, MHC held 5,412,850 shares of common stock.
     Persons and groups who beneficially own in excess of 5% of the common stock of Atlantic Coast Federal Corporation are required to file certain reports with the Securities and Exchange Commission regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended. The following table sets forth, as of March 24, 2006, the shares of common stock beneficially owned by each person who was the beneficial owner of more than 5% of the outstanding shares of common stock of Atlantic Coast Federal Corporation, as well as shares beneficially owned in the aggregate by Atlantic Coast Federal Corporation and all directors and executive officers as a group.

	Amount of Shares
	Owned and Nature	Percent of Shares
Name and Address of	of Beneficial	of Common Stock
Beneficial Owners	Ownership (1)	Outstanding
Atlantic Coast Federal, MHC 505 Haines Avenue Waycross, Georgia 31501	8,728,500	61.7%

Atlantic Coast Federal, MHC, and all of Atlantic Coast Federal Corporation’s and Atlantic Coast Federal’s directors and executive officers as a group (16 directors and officers) (2)	9,313,830	65.9%

(1)	In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, a person is deemed to be the beneficial owner for purposes of this table, of any shares of common stock if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares, and includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting or investment power.

(2)	Includes shares of common stock held by Atlantic Coast Federal, MHC, of which Atlantic Coast Federal Corporation’s and Atlantic Coast Federal’s directors and two of its executive officers are also executive officers and directors. Atlantic Coast Federal Corporation’s and Atlantic Coast Federal’s executive officers and directors beneficially owned 585,330 shares of common stock, or 4.1% of the outstanding shares of common stock.
PROPOSAL I — ELECTION OF DIRECTORS
     Atlantic Coast Federal Corporation’s board of directors consists of nine members. Atlantic Coast Federal Corporation’s bylaws provide that approximately one-third of the directors are to be elected annually. Directors of Atlantic Coast Federal Corporation are generally elected to serve for a three-year period, or a shorter period if the director is elected to fill a vacancy, and until their respective successors shall have been elected and shall qualify. Three directors will be elected at the annual meeting and will serve until their successors have been elected and qualified. The governance/nominating committee of Atlantic Coast Federal Corporation has nominated Frederick D. Franklin, Jr., Robert J. Smith and H. Dennis Woods to serve as directors for three-year terms. All of the nominees are currently members of the board of directors.

     The table below sets forth certain information regarding the composition of Atlantic Coast Federal Corporation’s board of directors as of March 24, 2006, and the nominees, including the terms of office of board members. It is intended that the proxies solicited on behalf of the board of directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the annual meeting for the election of the nominees identified below. If the nominees are unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the board of directors may recommend. At this time, the board of directors knows of no reason why the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between the nominees and any other person pursuant to which such nominees were selected.

		Positions			Shares of
		Held with Atlantic			Common Stock
		Coast Federal	Director	Term to	Beneficially		Percent
Name (1)	Age(2)	Corporation	Since(3)	Expire	Owned (4)		of Class
NOMINEES
Frederick D. Franklin, Jr.	49	Director	2005	2009	10,352	(5)	*
Robert J. Smith	45	Director	2003	2009	19,332	(6)	*
H. Dennis Woods	60	Director	1987	2009	26,332	(7)	*
DIRECTORS CONTINUING IN OFFICE
Robert J. Larison, Jr.	49	Director, President	2003	2008	98,173	(8)	*
		and Chief Executive
		Officer
W. Eric Palmer	43	Director	2005	2008	10,352	(9)	*
Jon C. Parker, Sr.	35	Director, Senior	2003	2008	70,537	(10)
		Vice President and
		Chief Financial
		Officer
Charles E. Martin, Jr.	58	Chairman of the Board	1982	2007	26,003	(11)	*
Forrest W. Sweat, Jr.	48	Director	2001	2007	67,966	(12)	*
Thomas F. Beeckler	59	Director	2005	2007	15,352	(13)	*
EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
Carl W. Insel**	42	Executive Vice President	N/A	N/A	53,164	(14)	*
Diane S. Wade**	52	Senior Vice President –	N/A	N/A	27,178	(15)	*
		Corporate Banking
Marsha A. Boyette**	53	Senior Vice President –	N/A	N/A	41,280	(16)	*
		Administration
Herman T. Klinger**	51	Senior Vice	N/A	N/A	47,495	(17)	*
		President – Central
		Operations
Sean M. Weeks**	34	Senior Vice	N/A	N/A	5,521	(18)	*
		President – Retail
		Sales
Phillip S. Buddenbohm**	35	Senior Vice	N/A	N/A	10,181	(19)	*
		President – Credit
		Administration
Philip S. Hubacher**	48	Treasurer	N/A	N/A	43,576	(20)	*
All directors and executive officers as a group (16 persons)					585,330	(21)	4.1%

*	Less than 1%.

**	Carl W. Insel, Diane S. Wade, Marsha A. Boyette, Herman T. Klinger, Sean M. Weeks, Phillip S. Buddenbohm and Philip S. Hubacher are officers of Atlantic Coast Federal only.

(1)	The mailing address for each person listed is 505 Haines Avenue, Waycross, Georgia 31501.

(2)	As of March 24, 2006.

(3)	Reflects initial appointment to the board of directors of Atlantic Coast Federal Credit Union, the predecessor to Atlantic Coast Federal, with the exception of Directors Larison, Parker, Sweat, Smith, Franklin, Palmer and Beeckler. Each director of Atlantic Coast Federal Corporation is also a director of Atlantic Coast Federal and Atlantic Coast Federal, MHC, which owns the majority of the issued and outstanding shares of common stock of Atlantic Coast Federal Corporation.

(4)	See definition of “beneficial ownership” in the table in “Voting Securities and Principal Holders Thereof.”

(5)	Includes 9,352 unvested shares of restricted stock.

(6)	Includes 12,232 unvested shares of restricted stock.

(7)	Includes 12,232 unvested shares of restricted stock.

(8)	Includes 7,545 shares of common stock held in Mr. Larison’s individual retirement accounts, 14,063 shares of common stock held in Mr. Larison’s 401(k) Plan account, 1,418 shares of common stock held by Mr. Larison as custodian for his daughter and 41,344 unvested shares of restricted stock.

(9)	Includes 50 shares of common stock held by Mr. Palmer’s wife, 25 shares of common stock held by each of Mr. Palmer’s two children and 9,352 unvested shares of restricted stock.

(10)	Includes 7,729 shares of common stock held in Mr. Parker’s 401(k) Plan account, 2,421 shares of common stock held in Mr. Parker’s spouse’s 401(k) Plan account and 27,087 unvested shares of restricted stock.

(11)	Includes 771 shares of common stock held in Mr. Martin’s individual retirement account and 12,232 unvested shares of restricted stock.

(12)	Includes 31,187 shares of common stock held in Mr. Sweat’s individual retirement accounts, 17,147 shares of common stock held in Mr. Sweat’s spouse’s individual retirement account, and 12,232 shares of restricted stock.

(13)	Includes 9,352 unvested shares of restricted stock.

(14)	Includes 11,077 shares of common stock held in Mr. Insel’s 401(k) Plan account and 27,087 unvested shares of restricted stock.

(15)	Includes 9,944 shares of common stock held in Ms. Wade’s spouse’s individual retirement account, 9,393 shares of common stock held in Ms. Wade’s 401(k) Plan account and 7,841 unvested shares of restricted stock.

(16)	Includes 7,896 shares of common stock held in Ms. Boyette’s 401(k) Plan account and 11,405 unvested shares of restricted stock.

(17)	Includes 5,031 shares of common stock held in Mr. Klinger’s individual retirement account, 6,859 shares of common stock held in Mr. Klinger’s 401(k) Plan account, 300 shares of common stock held by Mr. Klinger as custodian for his son and 11,405 unvested shares of restricted stock.

(18)	Includes 531 shares of common stock held in Mr. Weeks 401(k) Plan account and 4,990 unvested shares of restricted stock.

(19)	Includes 201 shares of common stock held in Mr. Buddenbohm’s 401(k) Plan account and 9,980 unvested shares of restricted stock.

(20)	Includes 6,505 shares of common stock held in Mr. Hubacher’s individual retirement account, 11,579 shares of common stock held in Mr. Hubacher’s 401(k) Plan account and 3,992 unvested shares of restricted stock.

(21)	Includes 12,536 shares of common stock allocated to the accounts of executive officers under the Atlantic Coast Federal Corporation employee stock ownership plan and excludes the remaining 452,984 shares of common stock, or 3.20% of the common stock outstanding, held by the employee stock ownership plan for the benefit of employees. Under the terms of the employee stock ownership plan, shares of common stock allocated to the account of employees are voted in accordance with instructions of the respective employees. Unallocated shares of common stock are voted by the trustee of the employee stock ownership plan.

Directors
     The principal occupation during the past five years of each continuing and nominee director of Atlantic Coast Federal Corporation is set forth below. All directors have held their present positions for at least five years unless noted above.
     Frederick D. Franklin, Jr. Mr. Franklin has been a partner in the law firm of Rogers Towers, P.A., Jacksonville, Florida since January 2004. From 1997 to 2004, he was a partner in the law firm of Holland & Knight, Jacksonville, Florida. Mr. Franklin specializes in complex commercial litigation.
     Robert J. Smith. Mr. Smith is a certified public accountant. He has served as a mortgage banking executive with PHH Mortgage in Jacksonville, Florida, since January 2001 except for the period from April 2002 to July 2003, during which he was employed by Basis 100, a technology company which served the mortgage banking industry. Prior to his employment with PHH Mortgage (formerly known as Cendant Mortgage) in 2001, he was employed by Merrill Lynch Credit Corporation, Jacksonville, Florida, for over 10 years and, prior to that, was a Senior Manager for Deloitte & Touche LLP, where he was recognized as a National Industry Specialist in the savings and loan and real estate industries.
     H. Dennis Woods. Mr. Woods was employed by CSX Transportation, Inc., Waycross, Georgia, since 1964, and until his retirement in November 2005. He most previously served as the business manager of the company’s warehouse in Waycross, Georgia.
     Robert J. Larison, Jr. Mr. Larison has served as president and chief executive officer of Atlantic Coast Federal Corporation since its organization in 2003 and Atlantic Coast Federal and Atlantic Coast Federal Credit Union since 1983.
     W. Eric Palmer. Mr. Palmer is employed by the Mayo Clinic, Jacksonville, Florida, where he has served as a director of patient financial services for the past two years. Prior to serving as a director, Mr. Palmer served as a section manager of accounts receivable at the Mayo Clinic for four years.
     Jon C. Parker, Sr. Mr. Parker has served as senior vice president and chief financial officer of Atlantic Coast Federal Corporation since its organization in 2003 and senior vice president and chief financial officer of Atlantic Coast Federal and Atlantic Coast Federal Credit Union since September 1999. Prior to such time he served as controller.
     Charles E. Martin, Jr. Mr. Martin is a retired employee of CSX Transportation, Inc., Waycross, Georgia, where he worked as a machinist for over 20 years.
     Forrest W. Sweat, Jr. Mr. Sweat is a partner in the law firm of Walker & Sweat, Waycross, Georgia. He has practiced law since 1982.
     Thomas F. Beeckler. Mr. Beeckler is the owner, president and chief executive officer of the Beeckler Company, Jacksonville, Florida, a real estate development firm. Mr. Beeckler founded the company in 1990.
Executive Officers Who Are Not Directors
     The business experience for at least the past five years for each of the executive officers of Atlantic Coast Federal and its predecessor, Atlantic Coast Federal Credit Union, who do not serve as directors, is set forth below.
     Carl W. Insel. Mr. Insel has served as executive vice president since his appointment in October 2004. He is in charge of new business development. Mr. Insel previously served as senior vice president for retail banking at the National Bank of Commerce, Atlanta, Georgia, where he worked since 1996.

     Diane S. Wade. Ms. Wade has served as senior vice president of corporate banking since July 2000. From 1998 until such time she served as vice president for business development. She has served in various capacities with Atlantic Coast Federal since 1978.
     Marsha A. Boyette. Ms. Boyette has served as senior vice president of administration since July 2000. She has also served in various capacities with Atlantic Coast Federal since 1987.
     Herman T. Klinger. Mr. Klinger has served as senior vice president of central operations since 2000. Prior to such time he was in charge of information technology starting in 1996.
     Sean M. Weeks. Mr. Weeks, senior vice president of retail sales, joined Atlantic Coast Federal in December 2004. Beginning his banking career with National Bank of Commerce in Memphis in 1993, he held progressively higher positions there and in Atlanta, eventually rising to vice president and area retail group manager with responsibility for over 50 branches.
     Phillip S. Buddenbohm. Mr. Buddenbohm has served as senior vice president of credit administration since March 2005. Formerly a first vice president in the Consumer Services Division of National Commerce Financial Corporation in Memphis, he has 10 years of experience in lending, credit administration and branch services.
     Philip S. Hubacher. Mr. Hubacher has served as treasurer of Atlantic Coast Federal since 1988. He is a lieutenant colonel in the United States Air Force Reserve.
Board Independence
     The board of directors consists of a majority of “independent directors” within the meaning of the NASDAQ corporate governance listing standards. The board of directors of Atlantic Coast Federal Corporation has determined that each of the directors is “independent” within the meaning of the NASDAQ corporate governance listing standards with the exception of Robert J. Larison, Jr. and Jon C. Parker, Sr., who serve as executive officers of Atlantic Coast Federal Corporation and Atlantic Coast Federal. In addition, the board of directors has determined that nominees Franklin, Smith and Woods are also independent under these standards. The board of directors has adopted a policy that the independent directors of the board shall meet in executive sessions periodically, which meetings may be held in conjunction with regularly scheduled board meetings.
Meetings and Committees of the Board of Directors
     The business of Atlantic Coast Federal Corporation is conducted at regular and special meetings of the full board of directors and its standing committees. The standing committees consist of the executive, audit, compensation and governance/nominating committees. During the fiscal year ended December 31, 2005, the board of directors met at twelve regular meetings and three special meetings. No director attended fewer than 75% in the aggregate of the total number of board meetings held and the total number of committee meetings on which he served during fiscal 2005.
     Executive Committee. The executive committee consists of directors Martin, who serves as chairman, Woods and Sweat. The executive committee meets as needed. The executive committee is generally authorized to act on behalf of the full board of directors when certain business matters require prompt action. The executive committee met five times during the fiscal year ended December 31, 2005.
     Audit Committee. The audit committee currently consists of directors Smith, who serves as chairman, Franklin and Palmer. The audit committee assists the board of directors in fulfilling its oversight responsibility relating to the integrity of the company’s financial statements and the financial reporting processes; the systems of internal control over financial reporting; compliance with legal and regulatory requirements; the performance of the company’s internal audit function; and the company’s relationship with its independent registered public accounting firm. The Committee hires, and reviews the reports prepared by, the registered public accounting firm and reviews substantially all of the company’s periodic public financial disclosures. The Committee is empowered to investigate any matter, with full access to all necessary books, records, facilities and personnel of the company, and has the authority to retain at the company’s expense legal, accounting or other advisors, consultants or experts, as it deems appropriate. Each member of the audit committee is “independent” as defined in the NASDAQ corporate governance listing standards. The board of directors has determined that director Smith qualifies as an “audit committee financial expert” as that term is used in the rules and regulations of the Securities and Exchange Commission. Atlantic Coast Federal Corporation’s board of directors has adopted a written charter for the audit committee. The audit committee met nine times during the fiscal year ended December 31, 2005.
     Compensation Committee. The compensation committee is responsible for recommending to the full board the compensation of the chief executive officer and senior management, reviewing and administering overall compensation policy, including setting performance measures and goals, approving benefit programs, establishing compensation of the board of directors and other matters of personnel policy and practice and coordinating such actions with the benefits committee of Atlantic Coast Federal. The compensation committee of Atlantic Coast Federal Corporation is composed of directors Martin, who serves as chairman, Sweat and Woods. Each member of the compensation committee is considered “independent” as defined in the NASDAQ corporate governance listing standards. The report of the compensation committee of Atlantic Coast Federal Corporation is included elsewhere in this proxy statement. The compensation committee of Atlantic Coast Federal Corporation met four times during the fiscal year ended December 31, 2005.
     Governance/Nominating Committee. The governance/nominating committee of Atlantic Coast Federal Corporation currently consists of directors Sweat and Palmer, with director Sweat serving as chairman. Each member of the governance/nominating committee is considered “independent” as defined in the NASDAQ corporate governance listing standards. The board of directors of Atlantic Coast Federal Corporation has adopted a written charter for the governance/nominating committee, which is available on Atlantic Coast Federal Corporation’s website at www.acfederal.net. The governance/nominating committee of Atlantic Coast Federal Corporation met once during the fiscal year ended December 31, 2005.
     The functions of the governance/nominating committee include the following:
•	leading the search for individuals qualified to become members of the board of directors and to select director nominees to be presented for stockholder approval;

•	developing and recommending to the board of directors other specific criteria not specified in its charter for the selection of individuals to be considered for election or re-election to the board of directors;

•	adopting procedures for the submission of recommendations by stockholders for nominees for the board of directors; and

•	annually reviewing the adequacy of its charter and recommending any proposed changes to the board of directors.
     The governance/nominating committee identifies nominees by first evaluating the current members of the board of directors willing to continue in service. Current members of the board of directors with skills and experience that are relevant to Atlantic Coast Federal Corporation’s business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the board of directors with that of obtaining a new perspective. In addition, the governance/nominating committee is authorized by its charter to engage a third party to assist in the identification of director nominees. The governance/nominating committee would seek to identify a candidate who, at a minimum, satisfies the following criteria:
•	the highest personal and professional ethics and integrity and whose values are compatible with Atlantic Coast Federal Corporation’s values;

•	experience and achievements that have given them the ability to exercise and develop good business judgment;

•	a willingness to devote the necessary time to the work of the board of directors and its committees, which includes being available for board and committee meetings;

•	a familiarity with the communities in which Atlantic Coast Federal Corporation operates and/or is actively engaged in community activities;

•	involvement in other activities or interests that do not create a conflict with their responsibilities to Atlantic Coast Federal Corporation and its stockholders; and

•	the capacity and desire to represent the balanced, best interests of the stockholders of Atlantic Coast Federal Corporation as a group, and not primarily a special interest group or constituency.
     The governance/nominating committee will also take into account whether a candidate satisfies the criteria for “independence” under the NASDAQ corporate governance listing standards.
     The governance/nominating committee has adopted procedures for the submission of recommendations for director nominees by stockholders of Atlantic Coast Federal Corporation. If a determination is made that an additional candidate is needed for the board of directors, the governance/nominating committee will consider candidates submitted by Atlantic Coast Federal Corporation’s stockholders. Stockholders can submit the names of qualified candidates for director by writing to the chairman of the governance/nominating committee at 505 Haines Avenue, Waycross, Georgia 31501. The chairman must receive a submission not less than one hundred and twenty (120) days prior to the date of Atlantic Coast Federal Corporation’s proxy materials for the preceding year’s annual meeting. The submission must include the following information:
•	a statement that the writer is a stockholder of Atlantic Coast Federal Corporation and is proposing a candidate for consideration by the governance/nominating committee;

•	the name and address of the stockholder as they appear on Atlantic Coast Federal Corporation’s stockholder records, and number of shares of Atlantic Coast Federal Corporation’s common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);

•	the name, address and contact information for the candidate, and the number of shares of common stock of Atlantic Coast Federal Corporation that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder’s ownership should be provided);

•	a statement of the candidate’s business and educational experience;

•	such other information regarding the candidate as would be required to be included in the proxy statement pursuant to Regulation 14A of the Securities Exchange Act of 1934;

•	a statement detailing any relationship between the candidate and any customer, supplier or competitor of Atlantic Coast Federal Corporation or its affiliates;

•	detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

•	a statement from the candidate that the candidate is willing to be considered and willing to serve as a director of Atlantic Coast Federal Corporation if nominated and elected.

     A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders of Atlantic Coast Federal Corporation must comply with the procedural and informational requirements described in Atlantic Coast Federal Corporation’s bylaws.
     A stockholder of Atlantic Coast Federal Corporation who wants to communicate with the board of directors or with any individual director can write to Atlantic Coast Federal Corporation at 505 Haines Avenue, Waycross, Georgia 31501, attention: chairman of the governance/nominating committee. The letter should indicate that the author is a stockholder of Atlantic Coast Federal Corporation and, if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, management will:
•	forward the communication to the director or directors to whom it is addressed;

•	attempt to handle the inquiry directly, or forward the communication for response by another employee of Atlantic Coast Federal Corporation. For example, a request for information about Atlantic Coast Federal Corporation as a stock-related matter may be forwarded to Atlantic Coast Federal Corporation’s stockholder relations officer; or

•	not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.
     At each board of directors meeting, management shall present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the directors.
Code of Ethics
     The board of directors has adopted a Code of Business Conduct and Ethics that applies to all of Atlantic Coast Federal Corporation’s and Atlantic Coast Federal’s directors, officers and employees, and a Code of Ethics for the Chief Executive Officer and Senior Financial Officers (collectively the “Codes”). The Codes are intended to promote honest and ethical conduct, full and accurate reporting and compliance with laws. The Codes are available on Atlantic Coast Federal Corporation’s website at www.acfederal.net. Amendments to and waivers from the Codes will also be disclosed on Atlantic Coast Federal Corporation’s website.
Audit Committee Report
     The audit committee of Atlantic Coast Federal Corporation operates under a written charter adopted by the board of directors which is available on Atlantic Coast Federal Corporation’s website at www.acfederal.net. The audit committee of Atlantic Coast Federal Corporation has issued a report which states that it has:
•	reviewed and discussed with management and Atlantic Coast Federal Corporation’s independent registered public accounting firm, Atlantic Coast Federal Corporation’s audited consolidated financial statements for the fiscal year ended December 31, 2005;

•	discussed with the independent registered public accounting firm the matters required to be discussed under Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended; and

•	received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and have discussed with the independent registered public accounting firm their independence from Atlantic Coast Federal Corporation.
     Based on the review and discussions referred to above, the audit committee recommended to the board of directors of Atlantic Coast Federal Corporation that the audited consolidated financial statements be included in Atlantic Coast Federal Corporation’s annual report on Form 10-K for the fiscal year ended December 31, 2005 and be filed with the Securities and Exchange Commission. In addition, the audit committee approved the appointment of Crowe Chizek and Company LLC as the independent registered public accounting firm for Atlantic Coast Federal Corporation for the fiscal year ending December 31, 2006, subject to the ratification of this appointment by the stockholders of Atlantic Coast Federal Corporation.
     This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Atlantic Coast Federal Corporation specifically incorporates this report by reference, and shall not otherwise be deemed filed with the Securities and Exchange Commission.
This report has been provided by the audit committee.
Robert J. Smith, Chairman
Frederick D. Franklin, Jr.
W. Eric Palmer
Section 16(a) Beneficial Ownership Reporting Compliance
     The common stock of Atlantic Coast Federal Corporation is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended. The officers and directors of Atlantic Coast Federal Corporation and beneficial owners of greater than 10% of the common stock of Atlantic Coast Federal Corporation (“10% beneficial owners”) are required to file reports on Forms 3, 4 and 5 with the Securities and Exchange Commission disclosing beneficial ownership and changes in beneficial ownership of the common stock of Atlantic Coast Federal Corporation. Securities and Exchange Commission rules require disclosure in a company’s annual proxy statement and annual report on Form 10-K of the failure of an officer, director or 10% beneficial owner of the common stock to file a Form 3, 4 or 5 on a timely basis. Based on Atlantic Coast Federal Corporation’s review of such ownership reports, no officer, director or 10% beneficial owner of Atlantic Coast Federal Corporation failed to file such ownership reports on a timely basis for the fiscal year ended December 31, 2005.
Compensation Committee Interlocks and Insider Participation
     The compensation committee is composed of independent directors within the meaning of the NASDAQ corporate governance listing standards. The compensation committee consists of directors Martin, who serves as chairman, Sweat and Woods. Under the board’s policies, Mr. Larison, and any other director who is also an executive officer of Atlantic Coast Federal Corporation and Atlantic Coast Federal, will not participate in the board of directors determination of compensation for their respective offices.

Stock Performance Graph
     Set forth hereunder is a stock performance graph comparing (a) the cumulative total return on the common stock of Atlantic Coast Federal Corporation between October 5, 2004, the day the common stock commenced trading, and December 31, 2005, (b) the cumulative total return on stocks included in the Total Return Index for the NASDAQ Composite over such period, and (c) the cumulative total return on stocks included in the SNL MHC Thrift Index over such period. Cumulative return assumes the reinvestment of dividends, and is expressed in dollars based on an assumed investment of $100.
     There can be no assurance that Atlantic Coast Federal Corporation’s stock performance will continue in the future with the same or similar trend depicted in the graph. Atlantic Coast Federal Corporation will not make or endorse any predictions as to future stock performance.
	Period Ending
Index	10/05/04	12/31/04	03/31/05	06/30/05	09/30/05	12/31/05
Atlantic Coast Federal Corporation	100.00	117.19	106.04	105.74	119.99	121.39
NASDAQ Composite	100.00	111.42	102.56	105.71	110.76	116.70
SNL MHC Thrift Index	100.00	107.35	104.56	107.38	107.55	110.29

Report of the Compensation Committee on Executive Compensation
     Under rules established by the Securities and Exchange Commission, Atlantic Coast Federal Corporation is required to provide certain data and information regarding compensation and benefits provided to its chief executive officer and other executive officers. The disclosure requirements for the chief executive officer and other executive officers include a report explaining the factors and criteria that led to fundamental executive compensation decisions affecting those individuals. In fulfillment of this requirement, the compensation committee of the board of directors of Atlantic Coast Federal Corporation has prepared the following report for inclusion in this proxy statement. Atlantic Coast Federal Corporation does not independently compensate its directors or executive officers.
     The role of the compensation committee is to review annually the compensation levels of the executive officers and recommend compensation changes to the board of directors. The compensation committee is composed entirely of outside, non-employee directors. It is intended that the executive compensation program will enable Atlantic Coast Federal Corporation and Atlantic Coast Federal to attract, develop and retain talented executive officers who are capable of maximizing Atlantic Coast Federal Corporation’s performance for the benefit of the stockholders. The compensation committee has adopted a compensation strategy that seeks to provide competitive, performance-based compensation strongly aligned with the financial and stock performance of Atlantic Coast Federal Corporation. The compensation program has three key elements of total direct compensation: base salary, annual incentive compensation and long-term incentives. Another component of the compensation program is benefits, such as stock-based incentive plans.
     While the compensation committee does not use strict numerical formulas to determine changes in compensation for the chief executive officer and other executive officers, and while it weighs a variety of different factors in its deliberations, it has emphasized and expects to continue to emphasize the profitability and scope of Atlantic Coast Federal Corporation’s operations, the experience, expertise and management skills of the executive officers and their roles in the future success of Atlantic Coast Federal Corporation, as well as compensation surveys prepared by professional firms to determine compensation paid to executives performing similar duties for similarly sized institutions. While each of the quantitative and non-quantitative factors described above was considered by the compensation committee, such factors were not assigned a specific weight in evaluating the performance of the chief executive officer and other executive officers. Rather, all factors were considered.
     Base Salaries. Base salary and changes to base salary reflect a variety of factors including the results of the independent review of the competitiveness of the total compensation program, the individual’s performance and contribution to the long-term goals of Atlantic Coast Federal Corporation, performance targets, Atlantic Coast Federal Corporation’s financial performance and other relevant factors.
     Annual Incentives. Payouts under Atlantic Coast Federal’s annual incentive compensation program are based on the attainment of annual performance objectives. Individual payouts are a function of Atlantic Coast Federal’s financial performance and the performance of the individual executive based upon goals established by the individual and approved by the compensation committee. The compensation committee believes that this formula provides a direct link between financial performance and actual compensation.
     In addition, the compensation committee believes that long-term incentives, specifically stock options and stock awards, should be a key component of the executive compensation program. These incentives strongly align the rewards provided to executives with the value created for stockholders through stock price appreciation.
     The Atlantic Coast Federal Corporation 2005 Stock Option Plan and the Atlantic Coast Federal Corporation 2005 Recognition and Retention Plan were submitted and received stockholder approval at the 2005 Annual Meeting of Stockholders. Atlantic Coast Federal Corporation has made and intends to continue to make stock option and stock award program grants to executives and employees in the future.
     Chief Executive Officer. For the year ended December 31, 2005, the compensation committee increased the base salary level of the chief executive officer. For the year ended December 31, 2005, the chief executive officer earned an annual bonus of $19,704 under the annual incentive plan, based on the compensation committee’s review of the goals established for the chief executive officer and approved by the compensation committee. The compensation committee has provided the chief executive officer with stock option and stock awards consistent with the approach discussed for other executives.
This report has been provided by the compensation committee:
Charles E. Martin, Jr., Chairman
Forrest M. Sweat, Jr.
H. Dennis Woods
Executive Compensation
     The following table sets forth for the fiscal years ended December 31, 2005 and 2004, certain information as to the total remuneration paid by Atlantic Coast Federal to Mr. Larison, who serves as president and chief executive officer, and certain information as to the total remuneration paid by Atlantic Coast Federal to the other most highly compensated executive officers of Atlantic Coast Federal, other than Mr. Larison, who received annual compensation in excess of $100,000 in 2005. Each of the individuals listed in the table below are referred to as a named executive officer.

		Annual Compensation(1)			Long-Term Compensation
					Awards		Payouts
				Other
	Year			Annual	Restricted			All
Name and	Ended			Compen-	Stock	Option/	LTIP	Other
Principal Position	12/31	Salary (3)	Bonus	sation (3)	Awards(4)	SARS (#)	Payouts	Compensation (5)
Robert J. Larison, Jr.	2005	$164,800	$19,704	$—	$508,531	60,000	$—	$289,909	(6)
President and Chief	2004	160,000	33,216	—	—	—	—	205,457
Executive Officer
Carl W. Insel(2)	2005	152,181	6,110	—	333,170	45,000	—	133,555	(7)
Executive Vice President	2004	31,731	2,430	—	—	—	—	917
Jon C. Parker, Jr.	2005	108,251	—	—	333,170	45,000	—	35,867
Senior Vice President	2004	88,846	4,950	—	—	—	—	23,875
and Chief Financial Officer

(1)	Summary compensation information is excluded for the fiscal year ended December 31, 2003, as Atlantic Coast Federal Corporation was not a public company during that period.

(2)	Mr. Insel joined Atlantic Coast Federal in October 2004.

(3)	For the fiscal years ended December 31, 2005 and 2004, there were no perquisites exceeding the lesser of $50,000 or 10% of the individual’s total salary and bonus for the year.

(4)	Restricted stock awards under the Atlantic Coast Federal Corporation’s 2005 Recognition and Retention Plan were made on July 1, 2005. The awards vest in 20% increments over a five-year period beginning on the first anniversary of the award. Messrs. Larison, Insel and Parker were awarded 41,344; 27,087 and 27,087 shares of restricted stock, respectively. The market value on the date of grant was $12.30 per share. Restricted stock award recipients are entitled to vote the unvested restricted stock and to receive any dividends declared on unvested restricted stock.

(5)	Includes payments during the fiscal year ended December 31, 2005 for the following:

		Employee	Supplemental				Voluntary
		Stock	Executive			Individual	Cash-Out of
		Ownership	Retirement	Health	Life	Retirement	Personal
	401(k) Plan	Plan	Plan	Insurance	Insurance	Account	Time
Robert J. Larison, Jr.	$13,057	$31,115	$186,324	$3,589	$558	$2,000	$15,410
Carl W. Insel	10,870	—	—	3,178	558	—	—
Jon C. Parker, Jr.	5,801	17,181	5,602	2,652	394	—	4,237

(6)	Includes one-time relocation payment of $37,856.

(7)	Includes one-time relocation payment of $118,949.
     Employment Agreement. Atlantic Coast Federal currently has an employment agreement with Robert J. Larison, Jr. with a term of two years from January 1, 2006. The agreement provides for a base salary of $210,000 and provides for certain other benefits in the form of life insurance and disability insurance. In the event that Mr.

Larison is terminated without cause, he is entitled to a lump sum payment equal to twice his then current annual salary. If the employment of Mr. Larison had been terminated under the circumstances entitling him to severance pay, he would have been entitled to receive a lump sum payment of $420,000 plus a continuation of benefits for a period of one year following the date of termination.
     Supplemental Executive Retirement Agreement. Atlantic Coast Federal has entered into a non-qualified supplemental executive retirement agreement with Robert J. Larison, Jr. that provides for the payment of a monthly supplemental retirement benefit equal to up to 60% of his highest average annual compensation during the three annual periods in the 10-year period prior to retirement. Such benefit shall be payable for a period of 15 years upon the retirement age of 55 or, under certain circumstances, prior to age 55. At December 31, 2005, Atlantic Coast Federal Corporation had accrued $561,939 for this benefit.
     Atlantic Coast Federal Executive Non-Qualified Retirement Plan. Atlantic Coast Federal also maintains a supplemental executive retirement plan for the benefit of certain senior executives, excluding Messrs. Larison and Insel, that have been designated to participate in the program. The program provides for annual payments of $20,000 for 20 years following normal retirement at age 65 and with 10 years of service. Reduced benefits are paid for early retirement and for lesser years of service. For the fiscal year ended December 31, 2005, Atlantic Coast Federal had accrued $148,698 for this benefit for the executive officers other than Messrs. Larison and Insel.
Director Compensation
     Members of the board of directors and the committees of Atlantic Coast Federal Corporation do not receive separate compensation for their service on the board of directors or the committees of Atlantic Coast Federal Corporation.
     Members of Atlantic Coast Federal’s board of directors receive a fee of $1,273 per regular monthly meeting attended. Employee members do not receive board fees. The chairman of the board receives a stipend of $1,591 per regular monthly meeting and the vice chairman of the board and chairman of the audit committee both receive a fee of $1,379 per regular monthly meeting. The directors received a bonus of $2,291 each for fiscal 2005. The chairman of the board received a bonus of $2,864 and the vice chairman of the board and chairman of the audit committee both received bonuses of $2,482 for 2005. In addition, Atlantic Coast Federal established a director deferred fee plan that permits a board member to defer some or all of his board fees. At December 31, 2005, Atlantic Coast Federal had accrued a liability of $156,608 for this plan. Other than described above, committee members are not separately compensated for their service.
     Director Retirement Plan. Atlantic Coast Federal also maintains a director retirement plan providing for an annual payment of $10,000 for a period of 10 years upon retirement. Directors are fully vested after 10 years of service with credit for previous service at the time the plan was adopted in 2002. At December 31, 2005, Atlantic Coast Federal had accrued a liability of $145,897 for this plan. Reduced benefits are paid for early retirement and shorter periods of service.
     Director Emeritus Program. Atlantic Coast Federal has established a director emeritus program. The plan currently provides for an annual benefit of $10,288 for a period of five years for directors who retire from active service on the board of directors of Atlantic Coast Federal Corporation and Atlantic Coast Federal and elect to serve as a director emeritus. The first payment under the director emeritus program is paid within 30 days of retirement and will follow each year thereafter for the remaining term. In the event of the death of a director, the remaining benefits will be paid to his beneficiary. Three former directors currently participate in this program. The director emeritus program is fully funded and there is no accrued liability for this plan.
Benefits
     General. Atlantic Coast Federal currently provides health and welfare benefits to its employees, including hospitalization and comprehensive medical insurance, life insurance, subject to deductibles and co-payments by employees. Atlantic Coast Federal also provides its employees with a qualified profit sharing plan under the applicable provisions of the Internal Revenue Code of 1986, as amended.

     In connection with its stock offering in 2004, Atlantic Coast Federal Corporation adopted the Atlantic Coast Federal Corporation Employee Stock Ownership Plan (“ESOP”) for eligible employees of Atlantic Coast Federal Corporation and any subsidiary, including Atlantic Coast Federal. The ESOP borrowed $4.6 million from Atlantic Coast Federal Corporation to purchase 465,520 shares of the common stock sold in Atlantic Coast Federal Corporation’s stock offering. The loan from Atlantic Coast Federal Corporation will be repaid principally from Atlantic Coast Federal’s contributions to the ESOP over a period of 10 years. Shares purchased by the ESOP are held in a suspense account and are released to participants’ accounts as debt service payments are made. Shares released from the ESOP are allocated to each eligible participant’s ESOP account based on the ratio of each such participant’s compensation to the total compensation of all eligible participants.
Atlantic Coast Federal Corporation 2005 Stock Benefit Plans
     Outside directors and key employees of Atlantic Coast Federal, Atlantic Coast Federal Corporation or their affiliates are eligible to participate in and receive awards of stock options and restricted stock under the Atlantic Coast Federal Corporation 2005 Stock Option Plan, and the Atlantic Coast Federal Corporation 2005 Recognition and Retention Plan, respectively. A total of 712,827 shares of Atlantic Coast Federal Corporation common stock was reserved for the 2005 Stock Option Plan and 285,131 shares of Atlantic Coast Federal Corporation common stock was reserved for the 2005 Recognition and Retention Plan. On July 28, 2005, directors other than Messrs. Larison and Parker were each granted non-qualified stock options to purchase 14,300 shares of Atlantic Coast Federal Corporation common stock at an exercise price of $13.73 per share. In addition, on October 11, 2005, these directors were each granted non-qualified stock options to purchase 7,150 shares of Atlantic Coast Federal common stock at an exercise price of $13.70 per share. Additionally, incentive stock options to purchase shares of Atlantic Coast Federal Corporation common stock were granted to named executive officers contained in the following tables. A total of 534,400 stock options were granted to directors and employees.
     On July 1, 2005, directors Martin, Woods, Sweat and Smith were each granted a restricted stock award of 12,232 shares of common stock and directors Franklin, Beeckler and Palmer were granted 9,352 shares of common stock. Restricted stock awards were also granted to Messrs. Larison, Insel and Parker, as listed under “Executive Compensation.”
     All stock options and restricted stock awards vest in 20% increments over a five-year period, beginning on the first anniversary of the award date. Stock options will vest and become immediately exercisable and restricted stock awards will vest upon the grantee’s death, disability or following a change in control of Atlantic Coast Federal Corporation.
Stock Options
     Set forth below is certain information concerning exercised and unexercised options held by named executive officers on December 31, 2005.

	Shares		Number of Unexercised	Value of Unexercised In-The-
	Acquired		Options at	Money Options at Fiscal
	Upon	Value	Fiscal Year-End	Year-End (1)
Name	Exercise	Realized	Exercisable/Unexercisable	Exercisable/Unexercisable
Robert J. Larison, Jr.	—	—	0/40,000	$0/13,200
	—	—	0/20,000	0/7,200
Carl W. Insel	—	—	0/30,000	0/9,900
	—	—	0/15,000	0/5,400
Jon C. Parker, Jr.	—	—	0/30,000	0/9,900
	—	—	0/15,000	0/5,400

(1)	Equals the difference between the aggregate exercise price of such options and the aggregate fair market value of the shares of common stock that would be received upon exercise, assuming such exercise occurred on December 29, 2005, at which date the last sale of the common stock as quoted on the NASDAQ National Market was at $14.06 per share.
     Set forth in the table that follows is information relating to options granted under the stock option plan to the named executive officers during the fiscal year ended December 31, 2005.

OPTION GRANTS IN LAST FISCAL YEAR
Individual Grants
		Percent of Total
		Options Granted to
		Employees and			Grant Date Present
		Directors in FY	Exercise or	Expiration	Value
Name	Options Granted	2005	Base Price(1)	Date	(2)
Robert J. Larison, Jr.	40,000	10.4%	$13.73	07/28/15	$3.15
	20,000	5.2	13.70	10/11/15	3.14
Carl W. Insel	30,000	7.8	13.73	07/28/15	3.15
	15,000	3.9	13.70	10/11/15	3.14
Jon C. Parker, Jr.	30,000	7.8	13.73	07/28/15	3.15
	15,000	3.9	13.70	10/11/15	3.14

(1)	The exercise price of the options is equal to the fair market value of the underlying shares on the date of the award.

(2)	Based on a grant date present value of $3.15 and $3.14 per share, respectively, derived using the Black-Scholes option pricing model with the following assumptions: volatility of 23.79%; risk free rate of return of 4.0% and 4.30%; respectively, dividend yield of 2.65%; and a five-year option life, for the grants occurring on July 28 and October 11,2005.
Transactions With Certain Related Persons
     Atlantic Coast Federal has a policy of granting loans to officers and directors, which fully complies with all applicable federal regulations. Loans to directors and executive officers are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions with unaffiliated third parties prevailing at the time, in accordance with our underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features. In addition, all loans to directors and executive officers are approved by at least a majority of the independent, disinterested members of the board of directors.
     All loans Atlantic Coast Federal makes to its directors and executive officers are subject to regulations restricting loans and other transactions with affiliated persons of Atlantic Coast Federal. Loans to all directors and executive officers and their associates totaled approximately $3.2 million at December 31, 2005, which was 3.43% of Atlantic Coast Federal Corporation’s stockholders’ equity at that date. All loans to directors and executive officers were performing in accordance with their terms at December 31, 2005.
PROPOSAL II – RATIFICATION OF THE APPOINTMENT OF THE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     Atlantic Coast Federal Corporation’s independent registered public accounting firm for the year ended December 31, 2005 was Crowe Chizek and Company LLC. The audit committee of Atlantic Coast Federal Corporation has approved the appointment of Crowe Chizek and Company LLC to be Atlantic Coast Federal Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2006, subject to the ratification of the appointment by Atlantic Coast Federal Corporation’s stockholders. At the annual meeting, the stockholders of Atlantic Coast Federal Corporation will consider and vote on the ratification of the appointment of Crowe Chizek and Company LLC for Atlantic Coast Federal Corporation’s fiscal year ending December 31, 2006. A representative of Crowe Chizek and Company LLC is expected to attend the annual meeting.
     Set forth below is certain information concerning aggregate fees billed for professional services rendered by Crowe Chizek and Company LLC during the fiscal years ended December 31, 2005 and December 31, 2004.
     The aggregate fees included in the audit category were fees billed for the fiscal years for the audit of Atlantic Coast Federal Corporation’s annual financial statements and the review Atlantic Coast Federal Corporation’s quarterly financial statements. The aggregate fees included in each of the other categories were fees billed in the noted fiscal years.

	2005	2004
Audit Fees	$155,150	$417,660
Audit Related Fees	11,490	75,350
Tax Fees	127,949	21,745
All Other Fees	—	—
     Audit Fees. Audit fees of $155,150 in fiscal 2005 were for the audit of the consolidated financial statements of Atlantic Coast Federal Corporation. The audit fees for fiscal 2005 includes fees relating to review of the financial statements included in Atlantic Coast Federal Corporation’s quarterly reports on Form 10-Q and review of the Annual Report on Form 10-K. Audit fees of $417,660 in fiscal 2004 were for the audit of the consolidated financial statements of Atlantic Coast Federal Corporation. The audit fees for fiscal 2004 includes fees relating to Atlantic Coast Federal Corporation’s initial public offering, review of the financial statements included in Atlantic Coast Federal Corporation’s quarterly reports on Form 10-Q and review of the Annual Report on Form 10-K.
     Audit-Related Fees. Audit related fees for $11,490 in fiscal year 2005 were for services associated with a due diligence review of a potential acquisition and the annual audit of the 401(k) Plan. Audit related fees for $75,350 in fiscal year 2004 were for reviews of the information system area, which is reasonable related to the performance of the audit and that are not reported in “Audit Fees” above, services associated with a due diligence review of a potential acquisition, and the annual audit of the 401(k) Plan.
     Tax Fees. Tax fees of $127,949 in fiscal year 2005 were for tax planning in connection with the establishment of a real estate investment trust and other services related to tax compliance and tax planning and tax fees of $21,745 in fiscal year 2004 were for services related to tax compliance and tax planning.
     The audit committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. The audit committee has delegated pre-approval authority to its chairman when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.
     In order to ratify the appointment of Crowe Chizek and Company LLC as the independent registered public accounting firm for the fiscal year ending December 31, 2006, the proposal must receive at least a majority of the votes cast, without regard to broker non-votes, either in person or by proxy, in favor of such ratification. The audit committee of the board of directors recommends a vote “FOR” the ratification of the appointment of Crowe Chizek and Company LLC as the independent registered public accounting firm for the fiscal year ending December 31, 2006.
ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED
AT AN ANNUAL MEETING
     The bylaws of Atlantic Coast Federal Corporation provide an advance notice procedure for certain business, or nominations to the board of directors, to be brought before an annual meeting. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of Atlantic Coast Federal Corporation. To be timely a stockholder’s notice must be delivered to or mailed and received at the principal executive offices Atlantic Coast Federal Corporation no later than five days before the date of the meeting. A stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting, (b) the name and address, as they appear on Atlantic Coast Federal Corporation’s books, of the stockholder proposing such business, (c) the class and number of shares of Atlantic Coast Federal Corporation which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business. The chairman of an annual meeting may, if the facts warrant, determine and declare to the meeting that certain business was not properly brought before the meeting in accordance with the provisions of Atlantic Coast Federal Corporation’s bylaws, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. This provision is not a limitation on any other applicable laws and regulations. Accordingly, advance written notice of business or nominations to the board of directors to be brought before the 2007 Annual Meeting of Stockholders must be given to Atlantic Coast Federal Corporation no later than five days prior to the date of the meeting, as indicated above.
STOCKHOLDER PROPOSALS
     In order to be eligible for inclusion in Atlantic Coast Federal Corporation’s proxy materials for Atlantic Coast Federal Corporation’s 2007 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at Atlantic Coast Federal Corporation’s executive office, 505 Haines Avenue, Waycross, Georgia 31501, no later than December 7, 2006. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.
OTHER MATTERS
     The board of directors is not aware of any business to come before the annual meeting other than the matters described above in the proxy statement. However, if any matters should properly come before the annual meeting, it is intended that the holders of the proxies will act in accordance with their best judgment.
MISCELLANEOUS
     The cost of solicitation of proxies will be borne by Atlantic Coast Federal Corporation. Atlantic Coast Federal Corporation will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. Atlantic Coast Federal Corporation has retained Corporate Communications, Inc., the company’s regularly retained investor relations firm, to assist in the solicitation of proxies. Corporate Communications, Inc. will not receive any additional compensation for this service. In addition to solicitations by mail, directors, officers and regular employees of Atlantic Coast Federal Corporation may solicit proxies personally or by telephone without additional compensation. Atlantic Coast Federal Corporation’s 2005 Annual Report to Stockholders has been mailed to all stockholders of record as of March 24, 2006. Any stockholder who has not received a copy of such annual report may obtain a copy by writing Atlantic Coast Federal Corporation at the address below. Such annual report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.
HOUSEHOLDING OF PROXY STATEMENTS AND ANNUAL REPORTS
     Atlantic Coast Federal Corporation intends to deliver only one annual report and proxy statement to multiple registered stockholders sharing the same address unless it has received contrary instructions from one or more of the stockholders. If individual stockholders wish to receive a separate copy of the annual report or proxy statement they may call or write and request separate copies currently or in the future as follows:

Atlantic Coast Federal Corporation Investor Relations
Corporate Communications, Inc.
523 Third Avenue, South
Nashville, Tennessee 37210
Phone: (615) 254-3376
Fax: (615) 254-3420

Registered stockholders sharing the same address and receiving multiple copies of annual reports or proxy statements may request the delivery of a single copy by writing or calling the above address or phone number.

BY ORDER OF THE BOARD OF DIRECTORS

Pamela T. Saxon
Secretary
Waycross, Georgia
April 6, 2006

REVOCABLE PROXY
ATLANTIC COAST FEDERAL CORPORATION
ANNUAL MEETING OF STOCKHOLDERS
May 12, 2006
             The undersigned hereby appoints the proxy committee of the board of directors of Atlantic Coast Federal Corporation (the “Company”), with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company that the undersigned is entitled to vote at the 2006 Annual Meeting of Stockholders (“Annual Meeting”) to be held at the Holiday Inn, 1725 Memorial Drive, Waycross, Georgia, at 10:00 a.m., local time, on May 12, 2006. The proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

VOTE
		FOR	WITHHELD
1.	The election as directors of the nominees listed below (except as marked to the contrary below) for a term of three years and until their respective successors have been elected and qualified:	☐	☐

Frederick D. Franklin, Jr. Robert J. Smith H. Dennis Woods

INSTRUCTION: To withhold your vote for any individual nominee, mark “Withheld” and write that nominee’s name on the space provided.

		FOR	AGAINST	ABSTAIN
2.	The ratification of the appointment of Crowe Chizek and Company LLC as the independent registered public accounting firm for Atlantic Coast Federal Corporation for the fiscal year ending December 31, 2006.	☐	☐	☐
The board of directors recommends a vote “FOR” each of the above-listed proposals.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THE MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
             Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later dated proxy statement prior to a vote being taken on a particular proposal at the Annual Meeting.
             The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a proxy statement dated April 6, 2006, and audited financial statements.

Dated: , 2006	☐	Check Box if You Plan to Attend the Annual Meeting

PRINT NAME OF STOCKHOLDER		PRINT NAME OF STOCKHOLDER

SIGNATURE OF STOCKHOLDER		SIGNATURE OF STOCKHOLDER
             Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

Please complete and date this proxy and return it promptly
in the enclosed postage-prepaid envelope.